Exhibit 99.479

Bookouts: Approach, Benefits, and Open Questions Jim Kritikson Director of Business and Regulatory Affairs California Power Exchange

Bookout Importers selling into PX and exporters buying from PX will be given the opportunity to participate. Participating imports and exports at a scheduling point will be matched. Matched trades will not be scheduled with the ISO. The energy scheduled in the trade does not enter the ISO control area. Participants can avoid ISO charges on their Booked out trades.

Concept Overview PX participants may schedule both imports and exports at a Scheduling Point (SP). If PX imports exceed PX exports at SP, PX can schedule the net import with ISO. Net import at SP = Sum (imports at SP - exports at SP) Net export at SP = 0. If PX exports exceed PX imports at SP, PX can schedule the net export with ISO. Net export at SP = Sum (exports at SP - imports at SP) Net import at SP = 0.

Original PX Schedule: Imports > Exports A IA1PX,IPS = 99 EA1PX,IPS = 100 PX IA2PX,IPS = 1 IA3PX,IPS = 99 EA2PX,IPS = 0 IA4PX,IPS = 1 PX imports at Scheduling Point A total 200 MWh. PX exports at Scheduling Point A total 100 MWh. Assume that all PX imports and all PX exports at A agree to participate in the Bookout process. PX can net the 100 MWh of exports against the imports.

PX Schedule (Net) as Seen by ISO A IA1PX,IPS = 99 EA1PX,IPS = 100 PX IA2PX,IPS = 1 IA3PX,IPS = 99 EA2PX,IPS = 0 IA4PX,IPS = 1 When PX nets 100 MWh of exports against imports, it "reduces" some of imports. The choice of imports to net out is not unique. One possible Bookout PX can choose to net IA1 and IA2 against EA1. ISO only sees 100 MWh of imports (IA3 and IA4).

Original PX Schedule: Exports > Imports A IA1PX,IPS = 99 EA1PX,IPS = 100 PX IA2PX,IPS = 1 IA3PX,IPS = 0 EA2PX,IPS = 100 IA4PX,IPS = 0 PX imports at Scheduling Point A total 100 MWh. PX exports at Scheduling Point A total 200 MWh. Assume that all PX imports and all PX exports at A agree to participate in the Bookout process. PX can net the 100 MWh of imports against the exports.

PX Schedule (Net) as Seen by ISO A IA1PX,IPS = 99 EA1PX,IPS = 100 PX IA2PX,IPS = 1 IA3PX,IPS = 0 EA2PX,IPS = 100 IA4PX,IPS = 0 When PX nets 100 MWh of imports against exports, it "reduces" some of exports. The choice of exports to net out is not unique. One possible Bookout PX can choose to net EA1 against IA1 and IA2. ISO only sees 100 MWh of export (EA2).

Bookout and Congestion Management Not sufficient to net out imports and exports in the Initial Preferred Schedule (IPS) alone. ISO's Congestion Management (CM) may change PX zonal prices and schedules for imports and exports. The amount of imports and exports that the PX can bookout in the Final Schedule may be less than in the IPS. If CM causes zonal price to fall, an import may want to decrease its sale. It must be able to do so even if netted out in IPS. If CM causes zonal price to rise, an export may want to decrease its buy. It must be able to do so even if netted out in IPS. The amount of imports and exports that the PX can bookout in the Final Schedule may be greater than in the IPS.

PX Initial Preferred Schedule


PX
$I_{A1}^{PX,IPS} = 99$
$0 \le I_{A1}^{PX} \le 99$
@ $7/MWh
$I_{A2}^{PX,IPS} = 1$
$0 \le I_{A2}^{PX} \le 1$
@ $8/MWh
$I_{A3}^{PX,IPS} = 99$
$0 \le I_{A3}^{PX} \le 99$
@ $9/MWh
$I_{A4}^{PX,IPS} = 1$
$0 \le I_{A4}^{PX} \le 2$
@ $20/MWh
$E_{A1}^{PX,IPS} = 100$
$0 \le E_{A1}^{PX} \le 100$
@ $21/MWh
$E_{A2}^{PX,IPS} = 0$
$0 \le E_{A2}^{PX} \le 100$
@ $11/MWh
$G_{B1}^{PX,IPS} = 0$
$0 \le G_{B1}^{PX} \le 75$
@ $25/MWh
$G_{B2}^{PX,IPS} = 0$
$0 \le G_{B2}^{PX} \le 200$
@ $150/MWh
$D_{B1}^{PX,IPS} = 100$
$0 \le D_{B1}^{PX} \le 100$
@ $200/MWh
A is Scheduling Point on Border of ISO
A
Flow = 130 MW; Flow Limit = 100 MW
B
B is zone in ISO Control Area
$I_{A1}^{SC,IPS} = 30$
$0 \le I_{A1}^{SC} \le 30$
@ $20/MWh
$G_{B1}^{SC,IPS} = 0$
$0 \le G_{B1}^{SC} \le 30$
@ $35/MWh
$D_{B1}^{SC,IPS} = 30$
$0 \le D_{B1}^{SC} \le 30$
@ $250/MWh
SC

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PX IPS (Net) as Seen by ISO A PX Assume that all PX imports and all PX exports at A agree to participate in the PX Bookout process. Based on the IPS, PX could net out 100 MWh of imports at A against 100 MWh of exports at A. This does not account for the effects of Congestion Management. IA1PX,IPS = 99 EA1PX,IPS = 100 IA2PX,IPS = 1 IA3PX,IPS = 99 EA2PX,IPS = 0 IA4PX,IPS = 1

Results of Congestion Management...


PX
$I_{A1}^{PX,FS} = 99$
$0 \le I_{A1}^{PX} \le 99$
@ $7/MWh
$I_{A2}^{PX,FS} = 1$
$0 \le I_{A2}^{PX} \le 1$
@ $8/MWh
$I_{A3}^{PX,FS} = 99$
$0 \le I_{A3}^{PX} \le 99$
@ $9/MWh
$I_{A4}^{PX,FS} = 0$
$0 \le I_{A4}^{PX} \le 2$
@ $20/MWh
$E_{A1}^{PX,FS} = 100$
$0 \le E_{A1}^{PX} \le 100$
@ $21/MWh
$E_{A2}^{PX,FS} = 20$
$0 \le E_{A2}^{PX} \le 20$
@ $11/MWh
$G_{B1}^{PX,FS} = 21$
$0 \le G_{B1}^{PX} \le 75$
@ $25/MWh
$G_{B1}^{PX,FS} = 0$
$0 \le G_{B1}^{PX} \le 200$
@ $150/MWh
$D_{B1}^{PX,FS} = 100$
$0 \le D_{B1}^{PX} \le 100$
@ $200/MWh
$ZMCP_A^{PX}$ = $10/MWh
$ZMCP_B^{PX}$ = $25/MWh
A
B
Flow = 100 MW; Usage Charge = $15/MW
$I_{A1}^{SC,FS} = 21$
$0 \le I_{A1}^{SC} \le 30$
@ $20/MWh
$G_{B1}^{SC,FS} = 9$
$0 \le G_{B1}^{SC} \le 30$
@ $35/MWh
$D_{B1}^{SC,FS} = 30$
$0 \le D_{B1}^{SC} \le 30$
@ $250/MWh
SC

11

....Results of Congestion Management Marginal user of path sets Usage Charge at $15/MW. PX sets its zonal Market Clearing Prices: MCPAPX = $10/MWh MCPBPX = $25/MWh. Export EA2PX indicated that it would want to increment its export to 20 MWh at this price. EA2PX is increased to 20 MWh. This increases the amount of imports and exports that PX can net out in its Final Schedule. Through PX bookout process, ISO will only see that the PX's net import decreased. ISO does not see an increase in any PX export during CM.

PX Final Schedules (Gross) as Seen by PX Participants



$I_{A1}^{PX,FS}$ = 99
PX
$E_{A1}^{PX,FS}$ = 100
$I_{A2}^{PX,FS}$ = 1
$E_{A2}^{PX,FS}$ = 20
$G_{B1}^{PX,FS}$ = 21
$I_{A3}^{PX,FS}$ = 99
$G_{B1}^{PX,FS}$ = 0
$D_{B1}^{PX,FS}$ = 100
$I_{A4}^{PX,FS}$ = 0
A
B

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PX Final Schedules (Net) as Seen by ISO



PX
$I_{A1}^{PX,FS} = 99$
$E_{A1}^{PX,FS} = 100$
$I_{A2}^{PX,FS} = 1$
$E_{A2}^{PX,FS} = 20$
$I_{A3}^{PX,FS} = 99$
$I_{A3}^{PX,FS} = 79$
$I_{A4}^{PX,FS} = 0$
A

- PX flow from A to B reduced by ISO in CM process.
  - PX flow A->B reduced by increasing PX export at A.
  - PX nets 120 MWh of exports and imports at A.
- Bookout for Final Schedules:
  - PX can choose to net I_{A1}, I_{A2} and part of I_{A3} against E_{A1}.
  - ISO only sees 79 MWh of imports (part of I_{A3}).
  - 20 MWh increase in export E_{A2} is not seen by ISO.
  - E_{A2} avoids ISO charges on 20 MWh increase in export.

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Bookout and Congestion Management PX participants may submit adjustment bids on their imports and exports. PX manages bid data sent to ISO to meet two goals: Adjustment ranges and bid prices submitted by each participant are fully available to ISO for CM. ISO only sees net PX import or export during CM process. PX accomplishes two goals: PX enables its participants to participate in CM unfettered. They see same schedules and zonal prices as if PX did not net. PX nets to the maximum extent possible to avoid ISO charges for the economic benefit of its participants. All imports and exports that can be netted out in the Final Schedule are never seen by ISO.

NERC Tags for Bookout A PX Netted out imports and exports do not enter ISO control area. Match imports and exports that were netted out. One possible pairing: 99 MWh of IA1PX with 99 MWh of EA1PX. 1 MWh of IA2PX with 1 MWh of EA1PX. 20 MWh of IA3PX with 20 MWh of EA2PX. Submit NERC tags for trade. Places additional burden on these parties. Imports & exports that are not netted out submit NERC tags for trade with PX. IA1PX,FS = 99 EA1PX,FS = 100 IA2PX,FS = 1 IA3PX,FS = 99 IA3PX,FS = 79 EA2PX,FS = 20 IA4PX,FS = 0

Economic Benefits of Participating... The parties whose imports and exports are netted out avoid significant ISO costs: ISO Grid Management Charges on the netted out exports Approximately $0.78/MWh Wheeling Out Charges on the netted out exports approximately $2.70/MWh to $4.50/MWh Providing energy to cover losses (based on ISO Transmission Meter Multipliers) on the netted out imports Buying ancillary services from ISO market to cover netted out exports. In the example, these savings are realized on: all 100 MWh of export EA1PX, and all 20 MWh of export EA2PX all 99 MWh of import IA1PX, and all 1 MWh of import IA2PX 20 MWh out of 99 MWh of import IA3PX.

....Economic Benefits of Participating The parties whose exports are netted out can avoid other ISO charges as well: Unaccounted for Energy Neutrality adjustment Regulation energy adjustment Supplemental reactive Black start

Reliability Benefit of Participating Imports and exports that are netted out do not schedule flows into or out of the ISO control area. Imports and exports that are netted out can avoid being curtailed by the ISO if the transmission path they use is derated after they are scheduled. Imports and exports that are netted out in the Day-Ahead market will also not be exposed to TO Debit costs if the path is derated prior to the Hour-Ahead market. In the example, the following trades would not be affected by the ISO derating the path from A->B after the market closes: all 100 MWh of export EA1PX, and all 20 MWh of export EA2PX all 99 MWh of import IA1PX, and all 1 MWh of import IA2PX 20 MWh out of 99 MWh of import IA3PX.

Open Questions

Who Can Participate? Are there some import/export schedules that cannot participate in bookout process? Import or export scheduling ETC Wheeling through schedules Non-firm or conditional firm schedules.

Which Trades to Net? Imports and exports must specify willingness to participate in bookout process. If participating imports exceed exports, the choice of imports to net out is not unique. Which imports should be netted out? One possibility is to net out the imports with lowest prices in adjustment bids. If participating exports exceed imports, the choice of exports to net out is not unique. Which exports should be netted out? One possibility is to net out the exports with highest prices in adjustment bids.

Who to Share Savings? Some savings may not be shared. Netted out import avoids scheduling energy to cover losses. Netted out export does not receive A/S from ISO. Other savings may be shared or not. Avoided wheeling charges and grid management fees. Should only those imports and exports that are netted out realize the savings? Netting imposes different costs and risks on the netted parties such as NERC tagging and settlements. Should only they receive savings? Should they be shared among all parties who participated in the bookout process (netted or not). This provides incentive to participate in Bookout.

What if Exports Share Payment from ISO? It is possible that some of the charges that netted out exports avoid could be negative (e.g. ISO payment). How should these be treated?

Who to Share Savings? Should savings be segregated by export and import? Should imports only save from avoiding the energy to cover ISO losses? In rare cases, the ISO may decide that an import actually reduces losses. In this case, a netted import would avoid a savings. Should exports keep savings from avoided wheeling charge and ISO grid management fees? Should some of the wheeling charges and grid management fees avoided by exports be shared with imports to attract imports into the bookout program?

Should PX Do NERC Tagging? Should the PX offer a service to write the NERC tags for the parties matched by the Bookout service? What information would PX need from participants? How would PX get the information? Should PX offer a service to act as the counter party to the netted out trades in the NERC tags? Would regulators view the PX as taking title to the energy? Is the PX exposing itself to costs if one of the netted out parties does not perform?

Should PX Settle Netted Out Trades?

- Should trades that are matched by the Bookout service be responsible for settlements of their trade?
  - In example, parties settle trades at $ZMCP_A^{PX}$ = $10/MWh:
    - I_{A1}^{PX} and E_{A1}^{PX} settle among themselves for 99 MWh match
    - I_{A2}^{PX} and E_{A1}^{PX} settle among themselves for 1 MWh match
    - I_{A3}^{PX} and E_{A2}^{PX} settle among themselves for 20 MWh match.
- Should the PX offer to settle the trades matched by the PX Bookout service? In example:
  - In example, PX settles trades at $ZMCP_A^{PX}$ = $10/MWh:
    - PX charges E_{A1}^{PX} for the 100 MWh provided to it in Bookout
    - PX charges E_{A2}^{PX} for the 20 MWh provided to it in Bookout
    - PX pays I_{A1}^{PX} for the 99 MWh it supplies in Bookout
    - PX pays I_{A2}^{PX} for the 1 MWh it supplies in Bookout
    - PX pays I_{A3}^{PX} for the 20 MWh it supplies in Bookout.

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What Should PX Charge? How should the PX recover the costs of building the infrastructure (e.g. software) for the Bookout service? Include in charges paid by all trading in PX? Only include in charges paid by users of Bookout service? Based on expected volumes. How should the PX charge those that participate in the Bookout service? Fixed fee? How much? Share of participant' savings? What should the PX charge for NERC tagging service?

How Does Bookout Affect A/S Bids? Generator in ISO control area: Physical Max = 225 MWh IPS = 100 MWh Adjustment bid in range 50 MWh to 150 MWh Spinning Reserve Capacity Bid = 100 MW. After Congestion Management (CM), generator's Final Schedule = 150 MWh: ISO reduces the Spinning Reserve capacity available from the generator to 75 MW. Final Schedule + Capacity Available for A/S £ Physical Max.

How Does Bookout Affect A/S Bids? Import participating in PX Bookout program: IPS = 100 MWh. Adjustment bid in range 50 MWh to 150 MWh. Spinning Reserve Bid of 100 MW. Import's Final Schedule after CM is 150 MWh. For imports, ISO does not reduce A/S capacity bid after CM. Physical maxima not specified for imports. Is 100 MW still available or only 50 MW because of CM? Bookout may block ISO seeing the increase in import. ISO not adjusting available capacity in A/S bids of imports after CM is consistent with Bookout. What if ISO changes its protocols to allow imports to specify a Physical Max and adjusts their A/S capacity bids after CM?